Exhibit 99.2 38th Annual J.P. Morgan Healthcare Conference January 15, 2020

Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes statements that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In particular, statements about future events and relationships, plans, future growth future performance, including statements about the proposed acquisition of SCI, the anticipated benefits of the proposed acquisition of SCI, and the expected timing of the proposed acquisition of SCI, are forward-looking statements. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “would” and similar expressions or variations, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events as of the date hereof and any forward-looking statements contained herein should not be relied upon as representing our views as of any subsequent date. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. While we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to risks related to the satisfaction of the conditions to closing the acquisition of SCI and the related financing in the anticipated timeframe or at all, risks that the expected benefits from the proposed acquisition of SCI will not be realized or will not be realized within the expected time period, the risk that the businesses will not be integrated successfully, and significant transaction costs, unknown or understated liabilities, our ability to integrate the Intermedix business as planned and to realize the expected benefits of the Intermedix acquisition, our ability to successfully deliver on our commitments to our customers, our ability to deploy new business as planned, our ability to successfully implement new technologies, fluctuations in our results of operations and cash flows, and the factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2018, our quarterly reports on Form 10-Q and any other periodic reports we file with the Securities and Exchange Commission. This presentation includes the following non-GAAP financial measure: Adjusted EBITDA. Please refer to the Appendix located at the end of this presentation for a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

R1 Investment Highlights Strong Profit Unique Large Multiple Growth Trajectory Value Market Drivers with High Underpinned by Proposition Opportunity Recurring Revenue Tech Investment Operating Model $100B 14% $320 – $340M Robust & Proven Acute & Physician RCM Average Quarterly 2021 Adjusted Scale Leverage Market Revenue Growth EBITDA Outlook Proprietary Technology Since 2016 From $165-170M in 2019 Leading, end-to-end revenue cycle platform with a compelling financial model 3

Significant Improvements for Integrated Health Systems NEED VALUE ADD RESULTS Growing • Lower costs pressure to run revenue cycle We plug into • Faster collections more efficiently health providers’ • Higher revenue existing • Higher patient satisfaction IT systems OPERATING MODEL Proprietary Experienced Analytics Global Shared Proven Technology Talent and Alerts Services Results 4

Comprehensive Revenue Cycle Capabilities for Providers Care Settings Emergency Physician Acute Post-Acute Revenue Cycle Phases Order to Intake Care to Claim Claim to Payment Solutions address the full spectrum of needs and Payment Models operations Fee-for-service Patient Self-pay Value-based Transforming revenue cycle performance across all care settings and payment models 5

SCI Transaction Rationale

Enhances Growth Trajectory	▪ Delivers most comprehensive solution to drive patient engagement for health systems ▪ Expands R1 addressable market and supports commercialization of PX modular offering ▪ Further differentiates R1's value proposition in end-to-end opportunities
Accelerates Technology Roadmap	▪ Advances R1's capability set and provides greater control of technology architecture ▪ Comprehensive automation of patient intake including pre-auth process increases DTO use case ▪ Adds innovative culture and high-performing team
Unlocks Significant Synergies	▪ Estimated $30M in synergies, with ~$20M from margin expansion on contracted base (expect $10M in synergies to phase-in in 2021, with remainder in 2022 and 2023) ▪ Adds high margin SaaS Offering to revenue mix that fuels R1 margin upside ▪ Potential for meaningful growth upside above synergy assumption via PX commercialization
Accretive to Earnings	▪ Accretive to earnings within first year ▪ Supports 2021 adjusted EBITDA guidance of $320M to $340M

Strategic technology that meaningfully increases R1's value proposition and unlocks significant synergies

R1

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Industry's Only Integrated Pre-Service SaaS Workflow
Automated Choreography Across Any Provider Care Setting

SCI Core Product Offerings

1. Provider Network Experience (PNX)
2. Schedule Maximizer
3. Digital Patient Experience (DPX)
4. Intake Analytics

Capture	Confirm	Schedule	Obtain	Maintain
Outpatient Demand	Financial Viability of Case	Order Optimally Utilize Capacity	Pre-Service Case Preparations	Arrival, Update and Follow Up

40M	95K	1,100	86%	2,200	~20%	$225B
Consumers	Providers	Hospitals	Order-Appt. Conversion	Health Plan Automations	Productivity Improvement	Potential Annual NPR Conveyed

R1

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Industry's Only Integrated Pre-Service SaaS Workflow
Automated Choreography Across Any Provider Care Setting

Capture	Confirm	Schedule	Obtain	Maintain
Outpatient Demand	Financial Viability of Case	Order Optimally Utilize Capacity	Pre-Service Case Preparations	Arrival, Update and Follow Up
Search and find in-network providers, ingest clinically appropriate referrals, orders and transfers from any source (EMR, web, fax); validate payer medical necessity in real time	Validate health plan network participation, member eligibility and benefits; verify patient identity and propensity to pay; determine need for health plan prior authorization	Schedule patient from consumer mobile device, referring provider office or call center; calculate estimate of patient co-pay, deductible and co-insurance	Obtain prior-authorization from payer; give patient option to make online payment; send appointment reminders, directions, collect pre-reg. information, PROMs and social determinants	Patient check-in, arrival notifications; bi-directional EMR update; closed-loop consult report back to referring provider; post-visit instructions and patient surveys

40M	95K	1,100	86%	2,200	~20%	$225B
Consumers	Providers	Hospitals	Order-Appt. Conversion	Health Plan Automations	Productivity Improvement	Potential Annual NPR Conveyed

R1

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R1 Strategic Priorities with SCI Acquisition 1 2 3 Solidify and Extend Our Integrate R1 and SCI Lead as the Most Enable High-Performing Technology to Transform Comprehensive Digital Marketplace for Scheduling and Pre- Patient Experience Healthcare Services Registration Process Solution in the Market . Drives margin expansion . Unlocks growth via PX . Significantly increases our . Increases returns for Offering customers’ revenue stream customers . Establishes high margin SaaS via efficient online access to patient and referring . Further differentiates end- revenue stream provider demand to-end offering . Solves high-value customer pain points 9

1 Integrate R1 and SCI Technology to Transform Scheduling and Pre-Registration Process

Illustrative Order Scheduling & Referral Workflow



Order/ Referral
Schedule
Auth & Financial Clearance
Pre-Reg
Estimate and Pay
Care Settings
Primary Care
Specialist Referral
Diagnostic & Ancillary
Acute Out-Patient
Technology
SCI
SCI
R1
R1/SCI
R1

How We Will Leverage This Technology in Our Operations

1 Transformative Operational Benefits

- Provide patients and providers with a superior, efficient experience
- Drives significant cost reduction through waste elimination
- Drives yield via up-front defect resolution, price transparency & payment

2 Comprehensive Authorization Automation

- All data elements from order fully codified and digitized
- Standardized, structured data fundamentally enables automation

3 Strategic Analytics Offering for Clients

- Enable forecasting and visibility into demand
- Visually monitor and holistically drive utilization of capacity

Significant value created by comprehensive solution architecture

R1 | 10

Solidify and Extend Our Lead as the Most Comprehensive Digital 2 Patient Experience Solution in the Market Technology Requirements The Complete Digital Experience Four Critical Technology Components Required to Deliver Digital Patient Engagement in all Care Settings Referral, Order, & Digital Patient Interface 1 2 Scheduling DIGITAL PATIENT SCHEDULE MAXIMIZER EXPERIENCE PROVIDER NETWORK EXP Financial Clearance and Contract Model-Based 3 Authorization Engine 4 Price Calculation Engine R1 ACCESS R1 INSIGHT The most complete digital patient engagement platform across all care settings 11

3 Enable High-Performing Marketplace for Healthcare Services

Multi-Sided Marketplace Overview



Demand
Supply
Referring Providers
Patients
Health Plans
Provider Online Ordering & Scheduling
Consumer-Directed Online Scheduling
Optimize member-to-provider matching
Rendering Provider Organizations
Service Delivery Resources Codified & Digitized

Why R1/SCI are in unique position Match Supply and Demand

- Digitizing Scheduling & Order Referral enables efficient matching of qualified demand to supply
- Scale & Market Presence as a result of R1 ~$35B Captive NPR
- Exceptional User Experience, Drives Retention, Expanded Use/Uptake, and Marketplace Preference
- By Covering Constituents' Entire End to End Journey, We are in position to amplify Network Effects
- Nature of R1 Operating Partner Commercial Engagement we are in position to support Customers Growth Strategy

Already launched in pilot markets and driving results... structural combination accelerates scaling and technology roadmap

R1
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Financial Outlook Prior 2020 Guidance Long-Term 1 Objectives $M Contracted Growth 2020 Updated 2021 New End-to-End NPR Annual Revenue 1,250 – 1,300 1,300 – 1,400 1,300 – 1,400 1,400 – 1,500 Growth: 10-12% Annual adjusted EBITDA Operating Income - 145 – 165 205 – 225 Growth: 12-15% Adjusted EBITDA 245 – 260 235 – 245 260 – 275 320 – 340 Adjusted EBITDA Margin: ~25% Cash flow from operations expected to grow ~$100M in 2020 Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures. 13 Note1: Long-term is defined as 3-5 years post-2020. 2020 guidance continues to assume addition of $3B in new end-to-end NPR under management.

R1 Investment Highlights 1. Large, Underpenetrated Market 2. Differentiated Value Proposition 3. Multiple Growth & Profit Drivers 4. Strong Financial Trajectory 14

Market Dynamics Play to Our Strengths Hospital Implications Need for Market Dynamics for Hospitals Sustainable Solutions . Sub-optimal collections rate . Financial pressures . Weakening margins . Increasing complexity . Infrastructure not delivering . Industry consolidation scale advantages . Capital constraints . Falling behind in technology Best value . Consumer demands . Transform from a wholesale proposition to retail mindset 15

Large, Growing and Underpenetrated Market $100B RCM Market1 External RCM Spend R1 Revenue Expected Growing Steadily2 to Grow Faster $60B Acute-Care $40B Physician $100B Total TAM External TARGET Spend MARKET ~$30B Internal 19% Spend 12% CAGR ~$70B CAGR Projected through 2022 Projected from 2018 through 2021 Market dynamics support strong incremental growth 1 Note : CMS NHE Projections and R1 estimates. 16 Note2: Research and Markets Global Forecast to 2022, published January 2018.

R1 Investment Highlights 1. Large, Underpenetrated Market 2. Differentiated Value Proposition 3. Multiple Growth & Profit Drivers 4. Strong Financial Trajectory 17

Comprehensive Transformation


WORKFLOW
PATIENT ACCESS
UTILIZATION, CHARGE & CODE
CLAIMS & REIMBURSEMENT
1 Phys. Order & Scheduling
2 Pre-Reg. / Financial Clearance
3 Financial Counseling
4 Check-in /Arrival
5 Level of Care
6 Case Mgmt. / Utilization Review
7 Charge Compliance
8 Coding & Acuity Capture
9 Billing & Follow-up
10 Denials Mgmt.
11 Customer Service
12 Patient Pay / Pre-Collect
13 Under-payments
ANALYTICS
VISIBILITY + ACTIONABLE INTELLIGENCE + PERFORMANCE MANAGEMENT
DELIVERY
DEPLOYMENT + CENTRALIZED OPERATIONS + TALENT + GLOBAL NETWORK
TECHNOLOGY
EXTENSIVE & FLEXIBLE PLATFORM + AUTOMATION SOLUTIONS + SECURITY
OPERATING SYSTEM
PROVEN METHODS + STANDARDIZATION + OPERATING RHYTHM + QUALITY + COMPLIANCE

Improved healthcare provider economics **UP TO**

5% Increase in net revenue

20% Reduction in A/R days

30% Reduction in cost to collect

R1
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Broad Portfolio of Technology Tools PATIENT ACCESS & EXPERIENCE YIELD & DENIAL MITIGATION ANALYTICS AUTOMATION Clinical and Scoring and Predictive Technical Personalization Analytics Appeals Actionable Order Integrated Yield-Based Web Service Performance Management Bill Pay Follow-Up Integration Monitoring Simple and Documentation Digital Scheduling Complex Management Self-Service Coding Natural Digital Financial Claim Status Alerts and Language Check-In Counseling Triage Messaging Processing Revenue Price Dimensional Omni-Channel Capture and Estimation Visualization Communications Integrity Robotic Denial Financial Process Cognitive Detection Clearance Automation Automation and Triage (RPA) Patient Access & Experience Yield & Denial Mitigation Analytics Automation PATIENT EXPERIENCE CONTACT DECISION ANALYTICS AUTOMATE LINK INSIGHT ePARS PROVIDER AWARENESS ACCESS CONTRACT Foundational 19

Scalable Infrastructure, Broadest RCM Capabilities High Major end-to-end Scalability Competitors Niche Competitors Low Single-focus Revenue Cycle Capabilities End-to-End 20

R1 Investment Highlights 1. Large, Underpenetrated Market 2. Differentiated Value Proposition 3. Multiple Growth & Profit Drivers 4. Strong Financial Trajectory 21

Multi-faceted Approach to Growth Contracted Provides EBITDA growth visibility beyond 2021 Business Rollout Digital Margin expansion through automation and digitizing patient experience Transformation Expansion of Selectively pursue acquisitions and fund internal initiatives Capabilities End-to-end co-managed or operating partner deals New Commercial Modular services wins Wins Cross-sell into physician advisory services installed base 22

Contracted Business Drives Margin Expansion End-to-End Customers Deployment Schedule and Margin Progression Quorum Health, Physician Group1, and RUSH2 ($4.1B NPR) AMITA and Ascension Medical Group ($6B NPR) Intermountain ($5B NPR) Ascension Phase-2 and Wisconsin ($5B NPR) Ascension Phase-1 ($3B NPR) 2016 2017 2018 2019 2020 2021 Year 1: Onboarding phase Year 2: Margin-ramp phase Year 3+: Steady-state phase $15B of NPR still in margin-ramp phase exiting 2020 Note1: $700M NPR End-to-End Operating Partner Physician Group signed in Q3 2019 23 Note2: $1.8B Co-managed customer announced in Form 8-K filed on 12/27/19

Digital Transformation Set to Deliver Margin Expansion

3 Key Levers	Year One Results	Future Roadmap
 Robotic Process Automation	**Automation Center of Excellence** developed and implemented automations resulting in **digitizing the equivalent of ~1000 workers** representing one of the largest in Revenue Cycle Management	Continue to rapidly deploy automations across both new client and new use cases with the goal of **doubling our digital workforce** within the next 12-18 months
 Digital Self Service & Patient Experience	Improved patient experience through **digital self service registration across 260+ Host System Integrations** addressing a previously difficult to improve operational footprint	Expand R1's digital front door strategy through **the scaling of our digital Scheduling solution** and continued **scaling of self-service registration** to additional patient types
 Cognitive and Machine Learning	Leveraged R1's **built-for-purpose machine learning** approach to across several pilot projects in the Accounts Receivable domain	Expand **machine learning across multiple domains** to expand automation use case potential and enhance manual workflow

Overall impact: $15-20M contribution to adjusted EBITDA in 2020

R1 24

R1’s Physician Group RCM Capabilities & Scale Significant $7B+ 30M Scale Net Patient Revenue Patient Encounters Under Management Annually Employed Deep Specialty 27,000+ 80+ and Independent Expertise Providers Specialties Physician Groups Hospital-Based and Office-Based Broad Host System Practice Capabilities End-to-End Coverage Agnostic Technology Management Large, diversified physician revenue cycle footprint 25

Well-Positioned to Support Evolution to Value-Based Payments Capability Phase 3 RCM Infrastructure Phase 2 of Choice for VBR Expand RCM Further extend Phase 1 Functionality capabilities to enable partners to take risk and succeed financially Commercialize Value Build or acquire: Proposition to IDNs • Acuity capture • Patient intake Establish scale in core • Patient engagement RCM functionality across care settings Complete In-Progress Tomorrow 26

R1 Investment Highlights 1. Large, Underpenetrated Market 2. Differentiated Value Proposition 3. Multiple Growth & Profit Drivers 4. Strong Financial Trajectory 27

Demonstrated Recurring Revenue Momentum



Quarterly Revenue – $Millions
$87
$99
$123
$140
$147
$208
$250
$263
$276
$295
$301M
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19

R1 28

Margin Expansion from Contracted Business & Technology Investment



Expected Adjusted EBITDA[1] %
~14%
Move work to shared service centers
Rationalize vendor spend
Return on Technology Investment
Revenue lift from performance improvement
~23%
~25%
Only 70% Contracted Book at Steady State Margins
30% of total SCI Synergies Captured
2019
2021
Long Term EBITDA % Objective

Clear line of sight to long term EBITDA target with upside driven by modular growth & technology commitment

Note[1]: Based on midpoints of guidance ranges.

29

Financial Outlook Cash flow from operations expected to grow ~$100M in 2020 Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures. 30 Note1: Long-term is defined as 3-5 years post-2020. 2020 guidance continues to assume addition of $3B in new end-to-end NPR under management.

Appendix 31

Contract Economics by Engagement Model Illustrative Revenue and EBITDA contribution based on typical $3B NPR Operating Partner Co-Managed Modular $M $M $M 120-150 70-80 30-50 35-45 15-20 10-20 5-15 10-20 3-12 3-12 ~(12) ~(2.0) Year 1 Year 4 Year 1 Year 4 Year 1 Year 4 Revenue contribution EBITDA contribution 32

Financial Model for Operating Partner Model

Illustrative Contribution from $3B NPR Customer

Launch

0 – 12 Months

- Deploy transition resources
- Perform financial assessment
- Invest in infrastructure
- Implement technology

Financial Impact – $M	Mid-Point of Range
Revenue	75
Adj. EBITDA contribution	(12)
Adj. EBITDA contribution %	(16%)

Growth

12 – 36 Months

- Finalize employee transitions
- Transfers to Shared Services
- Complete standardization
- Steady state org structure

Financial Impact – $M	Mid-Point of Range
Revenue	120
Adj. EBITDA contribution	20
Adj. EBITDA contribution %	17%

Steady State

36+ Months

- Continuous optimization:
  - KPI metric improvement
  - Technology advancement
  - Productivity improvement

Financial Impact – $M	Mid-Point of Range
Revenue	135
Adj. EBITDA contribution	40
Adj. EBITDA contribution %	30%

R1 33

Financial Model for Co-Managed Partner Model Illustrative Contribution from $3B NPR Customer Launch Growth Steady State 0 – 12 Months 12 – 36 Months 36+ Months . Deploy transition resources . Complete standardization . Continuous optimization: . Perform financial . Workflow optimization − KPI metric improvement assessment . Rationalize third-party − Technology advancement . Invest in infrastructure vendors − Productivity improvement . Implement technology Mid-Point Mid-Point Mid-Point Financial Impact – $M of Range Financial Impact – $M of Range Financial Impact – $M of Range Revenue 10 Revenue 25 Revenue 40 Adj. EBITDA contribution (2) Adj. EBITDA contribution 7 Adj. EBITDA contribution 18 Adj. EBITDA contribution % (20%) Adj. EBITDA contribution % 28% Adj. EBITDA contribution % 45% 34

Capital Structure Data as of latest Form 10-Q Cash $56 million in cash and cash equivalents $321 million Term Loan A1 Debt $50 million Revolver 165.6 million diluted common shares consisting of: . 112.2 million basic common shares, plus Diluted Common . Dilutive effect of: Shares − Employee stock options − Ascension/TowerBrook warrant to purchase 60 million common shares at $3.50 per share − Intermountain Healthcare warrant to purchase 1.5 million common shares at $6.00 per share Convertible Equivalent to 106.6 million common shares in Q4’19 . 200,000 shares issued in Feb. 2016 (equivalent to 80 million common shares at issuance) Preferred . 8% annual dividend payable in kind on a quarterly basis for 7 years, and cash or kind Stock thereafter Note1: The Company expects to enter into a $150 million incremental Term Loan to fund the acquisition of SCI. 35

Use of Non-GAAP Financial Measures . In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision, depreciation and amortization expense, share-based compensation expense, expense arising from debt extinguishment, strategic initiatives costs, transitioned employee restructuring expense, digital transformation office expenses, facility exit costs, and certain other items. . Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. . A reconciliation of GAAP operating income guidance to non-GAAP adjusted EBITDA guidance is provided below. Adjusted EBITDA should be considered in addition to, but not as a substitute for, the information presented in accordance with GAAP. Reconciliation of GAAP Operating Income Guidance to Adjusted EBITDA Guidance $ in millions 2019 2020 2021 GAAP Operating Income $55-60 $145-165 $205-225 Plus: Depreciation and amortization expense $50-60 $65-75 $75-85 Share-based compensation expense $15-20 $20-25 $20-25 Strategic initiatives, severance and other costs $30-35 $25-30 $20-25 Adjusted EBITDA $165-170 $260-275 $320-340 36